EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edesa Biotech, Inc. (the Company) on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Pardeep Nijhawan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2022.	By:	/s/ Pardeep Nijhawan
Pardeep Nijhawan
Director, Chief Executive Officer and Corporate Secretary
(Principal Executive Officer)